FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) August 26, 1997


                         CAROLINA POWER & LIGHT COMPANY
             (Exact name of registrant as specified in its charter)


 North Carolina                      1-3382                     56-0165465
(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)

                     411 Fayetteville Street, Raleigh, North Carolina 27601
                            (Address of principal executive offices)


Registrant's telephone number, including area code (919) 546-6111



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Item 7. Financial Statements, Pro Forma, Financial Information and Exhibits

        (a)  No financial statements are filed herewith.

        (b)  No pro forma financial information is filed herewith.

        (c)  Exhibits

             - Underwriting Agreement dated as of August 21, 1997

             - Sixty-fourth Supplemental Indenture dated as of August 15, 1997

             - Computation of Ratio of Earnings to Fixed Charges



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            CAROLINA POWER & LIGHT COMPANY

                                            Registrant




                                            By: /s/ Glenn E. Harder
                                           ------------------------
                                                  Glenn E. Harder
                                            Executive Vice President

Date:  August 26, 1997


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



                         CAROLINA POWER & LIGHT COMPANY

                              First Mortgage Bonds

                             UNDERWRITING AGREEMENT

                                                                 August 21, 1997


To the Representative named in Schedule I hereto of the Underwriters named in Schedule II hereto

Dear Sirs:

         The undersigned Carolina Power & Light Company (the "Company") hereby confirms its agreement with each of the several Underwriters hereinafter named as follows:

         1. Underwriters and Representative. The term "Underwriters" as used herein shall be deemed to mean the firm or corporation or the several firms or corporations named in Schedule II hereto and any underwriter substituted as provided in paragraph 6 and the term "Underwriter" shall be deemed to mean one of such Underwriters. If the firm or firms listed in Schedule I hereto (the "Representative") are the same as the firm or firms listed in Schedule II hereto, then the terms "Underwriters" and "Representative", as used herein, shall each be deemed to refer to such firm or firms. The Representative represents that it has been authorized by the Underwriters to execute this Agreement on their behalf and to act for them in the manner herein provided. All obligations of the Underwriters hereunder are several and not joint. If more than one firm is named in Schedule I hereto, any action under or in respect of this Agreement may be taken by such firms jointly as the Representative or by one of the firms acting on behalf of the Representative and such action will be binding upon all the Underwriters.


         2. Description of Securities. The Company proposes to issue and sell its First Mortgage Bonds of the designation, with the terms and in the amount specified in Schedule I hereto (the "Securities"), under its Mortgage and Deed of Trust, dated as of May 1, 1940, with The Bank of New York (formerly Irving Trust Company) and Frederick G. Herbst (W. T. Cunningham, successor), as Trustees, as supplemented and as it will be further supplemented by a Supplemental Indenture relating to the Securities (the "Supplemental Indenture"), in substantially the form heretofore delivered to the Representative, said Mortgage and Deed of Trust as supplemented and to be supplemented by the

Supplemental Indenture being hereinafter referred to as the "Mortgage".

         3. Representations and Warranties of the Company. The Company represents and warrants to each of the Underwriters that:

                  (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 33-50597) ("Registration Statement No. 33-50597"), for the registration of $500,000,000 principal amount of First Mortgage Bonds under the Securities Act of 1933, as amended (the "Securities Act") and the qualification of the Mortgage under the Trust Indenture Act of 1939, as amended (the "1939 Act"). An aggregate of $50,000,000 principal amount of the Company's First Mortgage Bonds registered under Registration Statement No. 33-50597 has been previously issued. Registration Statement Number 33-50597 has been declared effective by the Commission, and the Mortgage has been qualified under the 1939 Act. The Company has also filed with the Commission a registration statement on Form S-3 (No. 33-57835)("Registration Statement No. 33-57835") for the registration of $250,000,000 principal amount of the Company's First Mortgage Bonds and Debt Securities under the Securities Act and the qualification of the Mortgage under the 1939 Act. An aggregate of $125,000,000 principal amount of the securities registered under Registration Statement No. 33-57835 has been previously issued. Registration Statement No. 33-57835 has been declared effective by the Commission, and the Mortgage has been qualified under the 1939 Act. Registration Statement No. 33-57835 contained a combined prospectus for the sale of $700,000,000 of the Company's First Mortgage Bonds and Debt Securities. Registration statement No. 33-57835, as amended to the date hereof, together with Registration Statement No. 33-50597, as amended to the date hereof, including, in each case, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act (the "Incorporated Documents"), are hereinafter referred to as the "Registration Statements". The combined prospectus forming a part of Registration Statement No. 33-57835, as it is to be supplemented by a prospectus supplement, dated on or about the date hereof, relating to the Securities (the "Prospectus Supplement"), and all prior amendments or supplements thereto (other than amendments or supplements relating to securities of the Company other than the Securities), including the Incorporated Documents, is hereinafter referred to as the "Prospectus". Any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), deemed to be incorporated therein after the date hereof and prior to the termination of the offering of the Securities by the Underwriters and any references herein to the terms "Registration Statement" or "Prospectus" at a date after the filing of the Prospectus Supplement shall be deemed to refer to the Registration Statement or the Prospectus, as the case may be, as each may be amended or supplemented to such date.

                  (b) Prior to the termination of the offering of the Securities, the Company will not file any amendment to the Registration Statement or supplement to the Prospectus which shall not have previously been furnished to the Representative or of which the Representative shall not previously have been advised or to which the Representative shall reasonably object in writing and which has not been approved by Winthrop, Stimson, Putnam & Roberts, who are acting as counsel on behalf of the Underwriters.

                  (c) Each Registration Statement, at the time and date it was declared effective by the Commission, complied and each Registration Statement, the Prospectus and the Mortgage, at the date the Prospectus is filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Securities Act ("Rule 424") and at the Closing Date, will comply, in all material respects, with the applicable provisions of the Securities Act and the 1939 Act and the applicable rules and regulations of the Commission thereunder; each Registration Statement, at the time and date it was declared effective by the Commission, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus, at the date it is filed with, or transmitted for filing to, the Commission pursuant to Rule 424 and at the Closing Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations and warranties in this subparagraph (c) shall not apply to statements or omissions made in reliance upon and in conformity with information furnished herein or in writing to the Company by the Representative or by or on behalf of any Underwriter through the Representative expressly for use in the Prospectus or to any statements in or omissions from the Statements of Eligibility (Forms T-1 and T-2) of the Trustees under the Mortgage and the trustee under the Indenture dated as of March 1, 1995, from the Company to Bankers Trust Company, relating to other Debt Securities of the Company (the "Indenture"). The Incorporated Documents, when they were filed with the Commission, complied in all material respects with the applicable requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and any documents so filed and incorporated by reference subsequent to the date hereof and prior to the termination of the offering of the Securities by the Underwriters will, when they are filed with the Commission, comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and, when read together with the Registration Statement and the Prospectus, none of such documents included or includes or will include any untrue statement of a material fact or omitted or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (d) The financial statements incorporated by reference in the Registration Statement present fairly the financial condition and operations of the Company at the respective dates or for the respective periods to which they apply; such financial statements have been prepared in each case in accordance with generally accepted accounting principles consistently applied throughout the periods involved; and Deloitte & Touche LLP, who have audited certain of the financial statements, are independent public or independent certified public accountants as required by the Securities Act or the Exchange Act and the rules and regulations of the Commission thereunder.

                  (e) Except as reflected in, or contemplated by, the Registration Statement and the Prospectus, since the respective dates as of which information is given in the Registration Statement and Prospectus, and prior to the Closing Date, there has not been any material adverse change in the business, property or financial condition of the Company and since such dates and prior to the Closing Date, there has not been any material transaction entered into by the Company other than transactions contemplated by the Registration Statement and Prospectus and transactions in the ordinary course of business. The Company has no material contingent obligation which is not disclosed in the Registration Statement and Prospectus.

                  (f) The consummation of the transactions herein contemplated and the fulfillment of the terms hereof on the part of the Company to be fulfilled have been duly authorized by all necessary corporate action of the Company in accordance with the provisions of its charter (the "Charter"), by-laws and applicable law, and the Securities, when issued and delivered as provided herein, will constitute legal, valid and binding obligations of the Company in accordance with their terms except as limited by bankruptcy, insolvency or other laws affecting mortgagees' and other creditors' rights and general equitable principles.

                  (g) The consummation of the transaction herein contemplated and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is now a party.

                  (h) The summary of the terms of the Securities contained in the Registration Statement and Prospectus fairly describes the provisions thereof required to be described by the registration statement form.

         4. Purchase and Sale. On the basis of the representations, warranties and covenants herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each of the Underwriters, severally and not jointly, and each such Underwriter agrees, severally and not jointly, to purchase from the Company, the respective principal amount of Securities set forth opposite the name of such Underwriter in Schedule II hereto at the purchase price set forth in Schedule I hereto.

         5. Reoffering by Underwriters. The Underwriters agree to make promptly a bona fide public offering of the Securities to the public for sale as set forth in the Prospectus, subject, however, to the terms and conditions of this Agreement.

         6.       Time and Place of Closing; Default of Underwriters.

                  (a) Payment for the Securities shall be made at the place, time and date specified in Schedule I hereto against delivery of the Securities at the office of The Bank of New York, Corporate Trust Department, 101 Barclay Street, New York, New York, or such other place, time and date as the Representative and the Company may agree. The hour and date of such delivery and payment are herein called the "Closing Date". Payment for the Securities shall be by wire transfer of immediately available funds against delivery to the Representative for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. Certificates for the Securities shall be delivered to the Representative for the respective accounts of the Underwriters in such names and denominations as the Representative shall specify not later than the close of business on the third full business day before the Closing Date. For the purpose of expediting the checking of the certificates by the Representative, the Company agrees to make the Securities available to the Representative not later than 10 A.M., on the last full business day prior to the Closing Date at said office of The Bank of New York.

                  (b) If one or more of the Underwriters shall, for any reason permitted hereunder, cancel its obligation to purchase hereunder and to take up and pay for the principal amount of the Securities to be purchased by such one or more Underwriters, the Company shall immediately notify the Representative, and the remaining Underwriters shall have the right, within 24 hours of receipt of such notice, either to take up and pay for (in such proportion as may be agreed upon among them) or to substitute another Underwriter or Underwriters, satisfactory to the Company, to take up and pay for the principal amount of the Securities which such one or more Underwriters did not purchase. If one or more Underwriters shall, for any reason other than a reason permitted hereunder, fail to take up and pay for the principal amount of the Securities to be purchased by such one or more Underwriters, the Company shall immediately notify the Representative, and the remaining Underwriters shall be obligated to take up and pay for (in addition to the respective principal amount of the Securities set forth opposite their respective names in Schedule II hereto) the principal amount of the Securities which such defaulting Underwriter or Underwriters failed to take up and pay for, up to a principal amount thereof equal to, in the case of each such remaining Underwriter, ten percent (10%) of the principal amount of the Securities set forth opposite the name of such remaining Underwriter in said Schedule II, and such remaining Underwriters shall have the right, within 24 hours of receipt of such notice, either to take up and pay for (in such proportion as may be agreed upon among them), or to substitute another Underwriter or Underwriters, satisfactory to the Company, to take up and pay for, the remaining principal amount of the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase. If any unpurchased Securities still remain, then the Company or the Representative shall be entitled to an additional period of 24 hours within which to procure another party or parties, members of the National Association of Securities Dealers, Inc. (or if not members of such Association, who are not eligible for membership in said Association and who agree (i) to make no sales within the United States, its territories or its possessions or to persons who are citizens thereof or residents therein and (ii) in making sales to comply with said Association's Rules of Fair Practice) and satisfactory to the Company, to purchase or agree to purchase such unpurchased Securities on the terms herein set forth. In any such case either the Representative or the Company shall have the right to postpone the Closing Date for a period not to exceed three full business days from the date agreed upon in accordance with this paragraph 6, in order that the necessary changes in the Registration Statement and Prospectus and any other documents and arrangements may be effected. If the Representative and the Company shall fail to procure a satisfactory party or parties as above provided to purchase or agree to purchase such unpurchased Securities, then the Company may either (i) require the remaining Underwriters to purchase the principal amount of Securities which they are obligated to purchase hereunder or (ii) terminate this Agreement by giving prompt notice to the Representative. In the event that neither the non-defaulting Underwriters nor the Company has arranged for the purchase of such unpurchased Securities by another party or parties as above provided and the Company has not elected to require the


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

         non-defaulting Underwriters to purchase the principal amount of Securities which they are obligated to purchase hereunder, then this Agreement shall terminate without any liability on the part of the Company or any Underwriter (other than an Underwriter which shall have failed or refused, in accordance with the terms hereof, to purchase and pay for the principal amount of the Securities which such Underwriter has agreed to purchase as provided in paragraph 4 hereof), except as otherwise provided in paragraph 7 and paragraph 8 hereof.

         7. Covenants of the Company. The Company covenants with each Underwriter that:

                  (a) As soon as possible after the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to Rule 424, setting forth, among other things, the necessary information with respect to the terms of offering of the Securities. The Company will promptly deliver to the Representative and to counsel for the Underwriters, to the extent not previously delivered, one fully executed copy or one conformed copy, certified by an officer of the Company, of registration statement No. 33-57835 and one fully executed copy or one conformed copy certified by an officer of the Company, of registration statement No. 33-50597, each as originally filed and of all amendments thereto, heretofore or hereafter made, (other than those relating solely to securities other than the Securities), including any post-effective amendment (in each case including all exhibits filed therewith and all documents incorporated therein not previously furnished to the Representative), including signed copies of each consent and certificate included therein or filed as an exhibit thereto, and will deliver to the Representative for distribution to the Underwriters as many conformed copies of the foregoing (excluding the exhibits, but including all documents incorporated therein) as the Representative may reasonably request. The Company will also send to the Underwriters as soon as practicable after the date of this Agreement and thereafter from time to time as many copies of the Prospectus as the Representative may reasonably request for the purposes required by the Securities Act.

                  (b) During such period (not exceeding nine months) after the commencement of the offering of the Securities as the Underwriters may be required by law to deliver a Prospectus, if any event relating to or affecting the Company, or of which the Company shall be advised in writing by the Representative shall occur, which in the Company's opinion should be set forth in a supplement to or an amendment of the Prospectus in order to make the Prospectus not misleading in the light of the circumstances when it is delivered to a purchaser, or if it is necessary to amend the Prospectus to comply with the Securities Act, the Company will forthwith at its expense prepare and furnish to the



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         Underwriters and dealers named by the Representative a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus which will supplement or amend the Prospectus so that as supplemented or amended it will comply with the Securities Act and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading. In case any Underwriter is required to deliver a Prospectus after the expiration of nine months after the commencement of the offering of the Securities, the Company, upon the request of the Representative, will furnish to the Representative, at the expense of such Underwriter, a reasonable quantity of a supplemented or amended prospectus, or supplements or amendments to the Prospectus, complying with Section 10(a) of the Securities Act.

                  (c) The Company will make generally available to its security holders, as soon as reasonably practicable, but in any event not later than 16 months after the end of the fiscal quarter in which the filing of the Prospectus pursuant to Rule 424 occurs, an earnings statement (in form complying with the provisions of Section 11(a) of the Securities Act, which need not be certified by independent public accountants) covering a period of twelve months beginning not later than the first day of the Company's fiscal quarter next following the filing of the Prospectus pursuant to Rule 424.

                  (d) The Company will use its best efforts promptly to do and perform all things to be done and performed by it hereunder prior to the Closing Date and to satisfy all conditions precedent to the delivery by it of the Securities.

                  (e) The Company will advise the Representative promptly of the filing of the Prospectus pursuant to Rule 424 and of any amendment or supplement to the Prospectus or Registration Statement or of official notice of institution of proceedings for, or the entry of, a stop order suspending the effectiveness of the Registration Statement and, if such a stop order should be entered, use its best efforts to obtain the prompt removal thereof.

                  (f) The Company will use its best efforts to qualify the Securities, for offer and sale under the Blue Sky or legal investment laws of such jurisdictions as the Representative may designate, and will file and make in each year such statements or reports as are or may be reasonably required by the laws of such jurisdictions; provided, however, that the Company shall not be required to qualify as a foreign corporation or dealer in securities, or to file any general consents to service of process under the laws of any jurisdiction. The fees and disbursements of Winthrop,



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         Stimson, Putnam & Roberts, who are acting as counsel for the
         Underwriters, shall be paid by the Underwriters (subject, however, to the provisions of paragraph 8 requiring payment by the Company of fees and expenses not to exceed $5,000); provided, however, that if this Agreement is terminated in accordance with the provisions of paragraph 9, 10 or 12, the Company shall reimburse the Representative for the account of the Underwriters for the amount of such counsel fees and disbursements. The Company shall not be required to pay any amount for any expenses of the Representative or of any other of the Underwriters except as provided in this paragraph 7 and in paragraph 8. The Company shall not in any event be liable to any of the Underwriters for damages on account of the loss of anticipated profit.

         8. Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the printing and filing of the Registration Statement and the printing of this Agreement, (ii) the delivery of the Securities to the Underwriters, (iii) the fees and disbursements of the Company's counsel and accountants, (iv) the expenses in connection with the qualification of the Securities under securities laws in accordance with the provisions of paragraph 7(f), including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith, and in connection with the preparation of the Blue Sky Survey and any Legality Memorandum, such fees and disbursements not to exceed $5,000, (v) the printing and delivery to the Underwriters of copies of the Registration Statement and all amendments thereto, of the preliminary prospectuses, and of the Prospectus and any amendments or supplements thereto, (vi) the printing and delivery to the Underwriters of copies of the Blue Sky Survey and Legality Memorandum, and (vii) the preparation, execution, filing and recording by the Company of the Supplemental Indenture (such filing and recordation to be promptly made, after execution and delivery of the Supplemental Indenture to the Trustees under the Mortgage, in the counties in which the mortgaged property of the Company is located); and the Company will pay all taxes, if any (but not including any transfer taxes), on the issue of the Securities and the filing and recordation of the Supplemental Indenture.

         9. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase and pay for the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company, to the performance by the Company of its obligations to be performed hereunder prior to the Closing Date, and to the following further conditions:

                  (a) No stop order suspending the effectiveness of the Registration Statement shall be in effect on the Closing Date and no proceedings for that purpose shall be pending before, or threatened by, the Commission on the Closing Date, and the Representative shall have received, prior to


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


         payment for the Securities, a certificate dated the Closing Date and signed by the Chairman, President or a Vice President of the Company to the effect that no such stop order is in effect and that no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission.

                  (b) At the time of execution of this Agreement, or such later date as shall have been consented to by the Representative, there shall have been issued and on the Closing Date there shall be in full force and effect orders of the North Carolina Utilities Commission and the South Carolina Public Service Commission authorizing the issuance and sale of the Securities, none of which shall contain any provision unacceptable to the Representative by reason of its being materially adverse to the Company (it being understood that no such order in effect on the date of this Agreement and heretofore furnished to the Representative or to Winthrop, Stimson, Putnam & Roberts, Counsel for the Underwriters, contains any such unacceptable provision).

                  (c) At the Closing Date, the Representative shall receive favorable opinions from: (1) Hunton & Williams, of counsel to the Company, which opinion shall be satisfactory in form and substance to Winthrop, Stimson, Putnam & Roberts, Counsel for the Underwriters, and
         (2) Winthrop, Stimson, Putnam & Roberts, in each of which opinions said counsel (except Hunton & Williams as to North Carolina law) may rely as to all matters of North Carolina and South Carolina law upon the opinions of William D. Johnson, Esq., Vice President and Secretary for the Company, and Messrs. Paulling & James, respectively, to the effect that:

                           (i) The Mortgage has been duly and validly authorized
                  by all necessary corporate action , has been duly and validly executed and delivered , and is a valid and binding mortgage of the Company enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws affecting mortgagees' and other creditors' rights and general equitable principles (with this opinion only required in the Hunton & Williams opinion as to the Sixty-Fourth Supplemental Indenture);

                           (ii) The Mortgage has been duly qualified under the
                  1939 Act;

                           (iii) The Securities are legal, valid and binding
                  obligations of the Company enforceable in accordance with their terms, except as limited by bankruptcy, insolvency or other laws affecting mortgagees' and other creditors' rights and general equitable principles, are entitled to the benefit of the security afforded by the Mortgage, and are secured equally and ratably with all other bonds outstanding under the


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


                  Mortgage except insofar as any sinking or other fund may afford additional security for the bonds of any particular series;

                           (iv) The statements made in the Prospectus under the
                  captions "Description of the New Bonds" and "Certain Terms of the Offered Bonds", insofar as they purport to constitute summaries of the documents referred to therein, are correct in all material respects;

                           (v) This Agreement has been duly and validly
                  authorized, executed and delivered by the Company;

                           (vi) Each Registration Statement, at the time and
                  date it was declared effective by the Commission, and the Prospectus, at the time it was filed with, or transmitted for filing to, the Commission pursuant to Rule 424, (except as to the financial statements and other financial and statistical data constituting a part thereof or incorporated by reference therein, upon which such opinions need not pass), complied as to form in all material respects with the requirements of the Securities Act and the 1939 Act and the applicable instructions, rules and regulations of the Commission thereunder; the documents or portions thereof filed with the Commission pursuant to the Exchange Act and deemed to be incorporated by reference in each Registration Statement and the Prospectus pursuant to Item 12 of Form S-3 (except as to financial statements and other financial and statistical data constituting a part thereof or incorporated by reference therein, upon which such opinions need not pass), at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the applicable instructions, rules and regulations of the Commission thereunder; each Registration Statement has become effective under the Securities Act and, to the best of the knowledge of said counsel, no proceedings for a stop order with respect thereto are threatened or pending under Section 8 of the Securities Act;

                           (vii) Nothing has come to the attention of said
                  counsel that would lead them to believe that either Registration Statement, at the time and date it was declared effective by the Commission, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time it was filed with, or transmitted for filing to, the Commission pursuant to Rule 424 or at the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except as to financial statements and other financial and statistical data constituting a part of either Registration Statement or the Prospectus or incorporated by reference therein, upon which such opinions need not pass);

                           (viii) Orders have been entered by the North Carolina
                  Utilities Commission and the South Carolina Public Service Commission authorizing the issuance and sale of the Securities, and to the best of the knowledge of said counsel, said orders are still in force and effect; and no further approval, authorization, consent or other order of any public board or body (except such as have been obtained under the Securities Act and as may be required under the state securities or Blue Sky laws of any jurisdiction) is legally required for the consummation of the transactions contemplated in this Agreement.

                  (d) At the Closing Date, the Representative shall receive from William D. Johnson, Esq., Vice President and Secretary for the Company, a favorable opinion in form and substance satisfactory to Winthrop, Stimson, Putnam & Roberts, Counsel for the Underwriters, to the same effect with respect to the matters enumerated in subdivisions (i) through (v) and subdivisions (vii) and (viii) of subparagraph (c) of this paragraph 9 as the opinions required by said subparagraph (c), and to the further effect that:

                           (i) The Company is a validly organized and existing
                  corporation and is in good standing under the laws of the State of North Carolina and is duly qualified to do business and is doing business in that State and in the State of South Carolina;

                           (ii) The Company is duly authorized by its Charter to
                  conduct the business which it is now conducting as set forth in the Prospectus;

                           (iii) The Company has valid and subsisting
                  franchises, licenses and permits free from burdensome restrictions and adequate for the conduct of its business;

                           (iv) The information contained in the Prospectus,
                  which is stated therein to have been made in reliance upon the opinion of said counsel and of Richard E. Jones, Esq. has been reviewed by said counsel and is correct;

                           (v) The Company has good and marketable title, with
                  minor exceptions, restrictions and reservations in conveyances, and defects, which are of the nature ordinarily found in properties of similar character and magnitude, and which, in his opinion, cannot in any substantial way impair the security afforded by the Mortgage, to all the properties described in the granting clauses of the Mortgage and upon which the Mortgage purports to create a lien, except certain rights-of-way over private property on which are located transmission and distribution lines formerly owned by the Tide Water Power Company (merged into the Company on February 29,
                  1952), title to which can be perfected by condemnation proceedings. The description in the Mortgage of the above-mentioned properties (including those formerly owned by Tide Water Power Company) is legally sufficient to constitute the Mortgage a lien thereon. Said properties constitute substantially all the permanent physical properties and franchises of the Company and are held by the Company free and clear of all liens and encumbrances except the lien of the Mortgage and Excepted Encumbrances, as defined in the Mortgage. The Company has followed the practice generally of purchasing rights-of-way and easements and certain small parcels of fee property appurtenant thereto and for use in conjunction therewith, and certain other properties of small or inconsequential value, without an examination of title and, as to the title to lands affected by rights-of-way and easements, of not examining the title of the lessor or grantor whenever the lands affected by such rights-of-way and easements are not of such substantial value as in the opinion of the Company to justify the expense attendant upon examination of titles in connection therewith. In his opinion such practice of the Company is consistent with good practice and with the method followed by other companies engaged in the same business and is reasonably adequate to assure the Company of good and marketable title to all such property acquired by it. It is his opinion that any such conditions or defects as may be covered by the above recited exceptions are not, except as to certain rights-of-way on which are located transmission lines acquired from Tide Water Power Company, substantial and would not interfere with the Company's business operations. The Company has the right of eminent domain in the States of North Carolina and South Carolina under which it may, if necessary, perfect or obtain title to privately owned land or acquire easements or rights-of-way required for use or used by the Company in its public utility operations;

                      (vi) The Company's Mortgage and Deed of Trust dated as of
                  May 1, 1940 and the First through the Sixty-third Supplemental Indentures thereto have been filed for record both as a real estate mortgage and as a chattel mortgage or security interest in all counties in the States of North Carolina and South Carolina in which any of the property described in the Mortgage as subject thereunder to the lien thereof is located; and the Supplemental Indenture relating to the Securities is in proper form for filing for record both as a real estate mortgage and as a security interest in all counties in the States of North Carolina and South Carolina in which any of the property described therein or in the Mortgage as subject to the lien of the Mortgage is located;

                     (vii) The Mortgage constitutes a valid first mortgage lien of record upon all the franchises and properties now owned by the Company (other than those expressly excepted therefrom) situated in the States of North Carolina and South Carolina, as described or referred to in the granting clauses of the Mortgage, subject to the exceptions as to bankruptcy, insolvency and other laws stated in subdivision (i) of subparagraph (c) above; and

                    (viii) The issuance and sale of the Securities have been
                  duly authorized by all necessary corporate action on the part of the Company.

         In said opinion such counsel may rely as to all matters of South Carolina law on the opinion of Messrs. Paulling & James.

                  (e) At the Closing Date, the Representative shall receive from Messrs. Paulling & James, Darlington, South Carolina, a favorable opinion in form and substance satisfactory to Winthrop, Stimson, Putnam & Roberts, Counsel for the Underwriters, to the effect that:

                           (i) The Company is duly qualified to engage in the
                  business in which it is engaged in the State of South
                  Carolina;

                           (ii) The Company has good and marketable title to all
                  the properties in South Carolina described in and which purport to be subject to the lien of the Mortgage (except possibly certain transmission line rights-of-way, titles to which may be subject to defects and irregularities which can be cured, if necessary, under the eminent domain laws of South Carolina), subject only to Excepted Encumbrances, as defined in the Mortgage, and to minor defects and irregularities customarily found in properties of like size and character and which, in their opinion, do not materially impair the use of the property affected thereby in the operation of the business of the Company; the description of said properties set forth in the Mortgage is legally sufficient to constitute the Mortgage a lien thereon; the Mortgage constitutes a valid, direct first mortgage lien upon said properties, which include substantially all the permanent physical properties and franchises of the Company in South Carolina (other than those expressly excepted), subject only to the exceptions enumerated above; the Mortgage is a valid and binding mortgage of the Company enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws affecting mortgagees' and other creditors rights and general equitable principles; provided, however, that certain remedies, waivers and other provisions of the Mortgage may not be enforceable, but such unenforceability will not render the Mortgage invalid as a whole or affect the judicial enforcement of the obligation of the Company to repay the principal, together with the interest thereon as provided in the Securities or of the right of the Trustees to exercise their right to foreclose under the Mortgage;

                           (iii) The Company holds valid and subsisting
                  franchises, licenses and permits in South Carolina authorizing it to carry on the utility business in which it is engaged in South Carolina; and

                           (iv) They have reviewed the opinion letter of even
                  date therewith addressed to you by William D. Johnson, Esq., Vice President and Secretary for the Company, and they concur in the opinions which he has expressed therein insofar as they relate to the laws of the State of South Carolina.

                  (f) At the time of execution of this Agreement and at the Closing Date, the Representative shall have received from Deloitte & Touche LLP letters, dated respectively the date of this Agreement and the Closing Date, confirming that they are independent certified public accountants within the meaning of the Securities Act and the Exchange Act, and of the applicable published rules and regulations thereunder, and stating in effect that: (i) in their opinion, the audited financial statements incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Securities Act or the Exchange Act, as applicable, and of the published rules and regulations thereunder; (ii) based on the performance of the procedures specified by the American Institute of Certified Public Accountants for review of interim financial information as described in Statement on Auditing Standards ("SAS") No. 71, Interim Financial Information, on the unaudited financial statements incorporated by reference in the Registration Statement, inquiries of officials of the Company responsible for financial and accounting matters and reading the minutes of meetings of the Board of Directors, of the Executive Committee of the Board of Directors and of the shareholders, nothing came to their attention that caused them to believe that (A) the unaudited financial statements incorporated by reference in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act or the Exchange Act, as applicable, and the published rules and regulations thereunder or any material modifications should be made for them to be in conformity with generally accepted principles applied on a basis substantially consistent with that of the most recent audited financial statements incorporated by reference in the Registration Statement; or (B) at the date of the latest available interim balance sheet read by them and at a subsequent date not more than five days prior to the date of each such letter, there was any change in the capital stock or long-term debt of the Company, or at the date of the latest available interim balance sheet read by them, there was any decrease in net assets as compared with the amount shown on the most recent balance sheet incorporated by reference in the Registration Statement, except for changes or decreases that the Registration Statement discloses have occurred or may occur, for declarations of dividends, for common stock sales under the Automatic Dividend Reinvestment and Customer Stock Ownership Plan and Stock Purchase-Savings Plan, or for changes or decreases that are described in such letter; and (iii) covering such other matters as the Representative shall reasonably request.

                  (g) At the Closing Date, the Representative shall receive a certificate of the Chairman, President or a Vice President of the Company, dated the Closing Date, to the effect that the representations and warranties of the Company in this Agreement are true and correct as of the Closing Date.

                  (h) All legal proceedings taken in connection with the sale and delivery of the Securities shall have been satisfactory in form and substance to Winthrop, Stimson, Putnam & Roberts, Counsel for the Underwriters.

         In case any of the conditions specified above in this paragraph 9 shall not have been fulfilled at the Closing Date, this Agreement may be terminated by the Representative by mailing or delivering written notice thereof to the Company. Any such termination shall be without liability of any party to any other party except as otherwise provided in paragraphs 7 and 8.

         10. Conditions of the Company's Obligations. The obligations of the Company to deliver the Securities shall be subject to the following conditions:

                  (a) No stop order suspending the effectiveness of the Registration Statement shall be in effect on the Closing Date, and no proceedings for that purpose shall be pending before or threatened by the Commission on the Closing Date.

                  (b) Prior to 12 Noon, New York Time, on the day following the date of this Agreement, or such later date as shall have been consented to by the Company, there shall have been issued and on the Closing Date there shall be in full force and effect orders of the North Carolina Utilities Commission and the South Carolina Public Service Commission authorizing the issuance and sale by the Company of the Securities, none of which shall contain any provision unacceptable to the Company by reason of its being materially adverse to the Company (it being understood that no such order in effect as of the date of this Agreement contains any such unacceptable provision).

         In case any of the conditions specified in this paragraph 10 shall not have been fulfilled at the Closing Date, this Agreement may be terminated by the Company by mailing or delivering written notice thereof to the Representative. Any such termination shall be without liability of any party to any other party except as otherwise provided in paragraphs 7 and 8.

         11.  Indemnification.

                  (a) The Company agrees to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of Section 15 of the Securities Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or under any other statute or common law and to reimburse each such Underwriter and controlling person for any legal or other expenses (including to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement, or alleged untrue statement, of a material fact contained in the Registration Statement, any preliminary prospectus or the Prospectus, or in the Registration Statement or Prospectus as amended or supplemented (if any amendments or supplements thereto shall have been furnished), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the indemnity agreement contained in this paragraph 11 shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon information furnished herein or in writing to the Company by any Underwriter or through the Representative on behalf of such Underwriter for use in the Registration Statement or Prospectus, or any amendment or supplement to either thereof, or arising out of, or based upon, statements in or omissions from that part of the Registration Statement which shall constitute the Statements of Eligibility under the 1939 Act (Forms T-1 and T-2) of the Trustees under the Mortgage and the trustee under the Indenture, and provided, further, that the indemnity agreement contained in this paragraph 11 shall not inure to the benefit of any Underwriter (or of any person controlling such Underwriter) on account of any such losses, claims, damages, liabilities, expenses or actions arising from the sale of the Securities to any person if a copy of the Prospectus (excluding documents incorporated by reference therein) shall not have been given or sent to such person by or on behalf of such Underwriter with or prior to the written confirmation of the sale involved. The indemnity agreement of the Company contained in this paragraph 11 and the representations and warranties of the Company contained in paragraph 3 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any such controlling person and shall survive the delivery of the Securities. The Underwriters agree to notify promptly the Company, and each other Underwriter, of the commencement of any litigation or proceedings against them or any of them, or any such controlling person, in connection with the sale of the Securities.

                  (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, its officers and directors, and each person who controls the Company within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or under any other statute or common law, and to reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages, or liabilities, or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus as amended or supplemented (if any amendments or supplements thereto shall have been furnished), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished herein or in writing to the Company by such Underwriter or through the Representative on behalf of such Underwriter for use in the Registration Statement or the Prospectus or any amendment or supplement to either thereof. The indemnity agreement of all the respective Underwriters contained in this paragraph 11 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Company or any other Underwriter, or any such controlling person, and shall survive the delivery of the Securities. The Company agrees promptly to notify the Representative of the commencement of any litigation or proceedings against the Company or any of its officers or directors, or any such controlling person, in connection with the sale of the Securities.

                  (c) The Company and each of the Underwriters agree that, upon the receipt of notice of the commencement of any action against it, its officers and directors, or any person controlling it as aforesaid, in respect of which indemnity may be sought on account of any indemnity agreement contained herein, it will promptly give written notice of the commencement thereof to the party or parties against whom indemnity shall be sought hereunder. The omission so to notify such indemnifying party or parties of any such action shall relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party on account of any indemnity agreement contained herein but shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party otherwise than on account of such indemnity agreement. In case such notice of any such action shall be so given, such indemnifying party shall be entitled to participate at its own expense in the defense or, if it so elects, to assume (in conjunction with any other indemnifying parties) the defense of such action, in which event such defense shall be conducted by counsel chosen by such indemnifying party (or parties) and satisfactory to the indemnified party or parties who shall be defendant or defendants in such action, and such defendant or defendants shall bear the fees and expenses of any additional counsel retained by them; but if the indemnifying party shall elect not to assume the defense of such action, such indemnifying parties will reimburse such indemnified party or parties for the reasonable fees and expenses of any counsel retained by them, as such expenses are incurred; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and counsel for the indemnifying party shall have reasonably concluded that there may be a conflict of interest involved in the representation by such counsel of both the indemnifying party and the indemnified party, the indemnified party or parties shall have the right to select separate counsel, satisfactory to the indemnifying party, to participate in the defense of such action on behalf of such indemnified party or parties (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel representing the indemnified parties who are parties to such action).

                  (d) If the indemnification provided for in subparagraphs (a) or (b) above shall be unenforceable under applicable law by an indemnified party, each indemnifying party agrees to contribute to such indemnified party with respect to any and all losses, claims, damages, liabilities and expenses for which each indemnification provided for in such subparagraphs (a) or (b) shall be unenforceable, in such proportion as shall be appropriate to reflect the relative fault of each indemnifying party on the one hand and the indemnified party on the other in connection with the statements or omissions which have resulted in such losses, claims, damages, liabilities, and expenses, as well as any other relevant equitable considerations; provided, however, that no indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any indemnifying party not guilty of such fraudulent misrepresentation. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or the indemnified party and each such party's relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and each of the Underwriters agree that it would not be just and equitable if contributions pursuant to this subparagraph 11(d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. The Underwriters' respective obligations to contribute pursuant to this subparagraph (d) are several and not joint.

         (e) For purposes of this paragraph 11, it is understood and agreed that the first paragraph on page S-2 and the information set forth under the heading "Underwriters" in the Prospectus Supplement constitute the only information provided by the Underwriters for inclusion in the Registration Statement and the Prospectus.

         12. Termination Date of this Agreement. This Agreement may be terminated by the Representative at any time prior to the Closing Date by mailing or delivering written notice thereof to the Company, if prior to such time (a) there shall have occurred any general suspension of trading in securities on the New York or Pacific Stock Exchange, or there shall have been established by the New York or Pacific Stock Exchange or by the Commission or by any federal or state agency or by the decision of any court any limitation on prices for such trading or any restrictions on the distribution of securities, or (b) there shall have occurred any new outbreak of hostilities, including, but not limited to, an escalation of hostilities which existed prior to the date of this Agreement, or other national or international calamity or crisis, the effect of which on the financial markets of the United States shall be such as to make it impracticable, in the reasonable judgment of the Representative, for the Underwriters to enforce contracts for the sale of the Securities, or (c) the Company shall have sustained a substantial loss by fire, flood, accident or other calamity which renders it impracticable, in the reasonable judgment of the Representative, to consummate the sale of the Securities and the delivery of the Securities by the several Underwriters at the initial public offering price or
(d) there shall have been any downgrading or any notice of any intended or potential downgrading in the rating accorded the Company's securities by any "nationally recognized statistical rating organization" as that term is defined by the Commission for the purposes of Securities Act Rule 436(g)(2), that, in the reasonable judgment of the Representative, makes it impracticable or inadvisable to consummate the sale of the Securities and the delivery of the Securities by the several Underwriters at the initial public offering price. This Agreement may also be terminated at any time prior to the Closing Date if in the reasonable judgment of the Representative the subject matter of any amendment or supplement to the Registration Statement or Prospectus (other than an amendment or supplement relating solely to the activity of any Underwriter or Underwriters) filed after the execution of this Agreement shall have materially impaired the marketability of the Securities. Any termination hereof pursuant to this paragraph 12 shall be without liability of any party to any other party except as otherwise provided in paragraphs 7 and 8.

         13. Miscellaneous. The validity and interpretation of this Agreement shall be governed by the laws of the State of New York. Unless otherwise specified, time of day refers to New York City time. This Agreement shall inure to the benefit of, and be binding upon, the Company, the several Underwriters, and with respect to the provisions of paragraph 11, the officers and directors and each controlling person referred to in paragraph 11, and their respective successors. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. The term "successors" as used in this Agreement shall not include any purchaser, as such purchaser, of any of the Securities from any of the several Underwriters.

         14. Notices. All communications hereunder shall be in writing or by telegram and, if to the Underwriters, shall be mailed, transmitted by any standard form of telecommunication or delivered to the Representative at the address set forth in Schedule I hereto and if to the Company, shall be mailed or delivered to it at 411 Fayetteville Street, Raleigh, North Carolina 27601-1748, attention of Mark F. Mulhern, Treasurer.

         15. Counterparts. This Agreement may be simultaneously executed in counterparts, each of which when so executed shall be deemed to be an original. Such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed duplicate hereof whereupon it will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                    Very truly yours,

                                    CAROLINA POWER & LIGHT COMPANY


                                     By __________________________
                                         Authorized Representative



Accepted as of the date first
above written, as Underwriter
named in, and as the Representative
of the other Underwriters named in, Schedule II.






MORGAN STANLEY & CO. INCORPORATED


By__________________________________

                                   SCHEDULE I


Underwriting Agreement dated August 21, 1997

Registration Statements No. 33-57835 and No. 33-50597

Representative and Address:

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036


Securities:  First Mortgage Bonds

Designation:     First Mortgage Bonds,
                 6.80% Series due August 15, 2007

Principal Amount:  $200,000,000

Supplemental Indenture dated as of August 15, 1997

Date of Maturity:  August 15, 2007

Interest Rate: 6.80% per annum, payable February 15 and August 15 of each year, commencing February 15, 1998.

Purchase Price: 99.311% of the principal amount thereof, plus accrued interest from August 15, 1997 to the date of payment and delivery.

Public Offering Price: 99.961% of the principal amount thereof, plus accrued interest from August 15, 1997 to the date of payment and delivery.

Redemption Terms: Redeemable prior to maturity at the option of the Company at the greater of (i) the outstanding principal amount or (ii) the present value of the remaining payments, computed by discounting at the Treasury Yield plus 10 basis points (as defined, and described in further detail, in the Prospectus Supplement).

Closing Date and Location:

August 26, 1997

Hunton & Williams
200 Park Avenue, 43rd Floor
New York, New York  10166-0136

                                   SCHEDULE II



 Underwriters                      Principal Amount


Morgan Stanley & Co. Incorporated   $40,000,000.00
Chase Securities Inc.               $40,000,000.00
Citicorp Securities, Inc.           $40,000,000.00
Deutsche Morgan Grenfell Inc.       $40,000,000.00
UBS Securities LLC                  $40,000,000.00
                                   ---------------
  TOTAL                            $200,000,000.00
                                   ===============

                                             Counterpart 4 of 110 Counterparts




                         CAROLINA POWER & LIGHT COMPANY

                                       TO

                              THE BANK OF NEW YORK
                         (formerly Irving Trust Company)

                                       AND

                                 W.T. CUNNINGHAM

  (successor to Frederick G. Herbst, Richard H. West, J.A. Austin, E.J. McCabe,
        G. White, D.W. May, J.A. Vaughan, Joseph J. Arney and Wafaa Orfy)

                                                     as Trustees under Carolina
                                                     Power & Light Company's
                                                     Mortgage and Deed of Trust,
                                                     dated as of May 1, 1940


                                ----------------


                       Sixty-fourth Supplemental Indenture

                     Providing among other things for First
                Mortgage Bonds, 6.80% Series due August 15, 2007
                              (Sixty-eighth Series)

                           Dated as of August 15, 1997

                       SIXTY-FOURTH SUPPLEMENTAL INDENTURE


         INDENTURE, dated as of August 15, 1997, by and between CAROLINA POWER & LIGHT COMPANY, a corporation of the State of North Carolina, whose post office address is 411 Fayetteville Street, Raleigh, North Carolina 27601-1768 (hereinafter sometimes called the Company), and THE BANK OF NEW YORK (formerly Irving Trust Company), a corporation of the State of New York, whose post office address is 101 Barclay Street, New York, New York 10286 (hereinafter sometimes called the Corporate Trustee), and W.T. CUNNINGHAM (successor to Frederick G. Herbst, Richard H. West, J.A. Austin, E.J. McCabe, G. White, D.W. May, J.A. Vaughan, Joseph J. Arney and Wafaa Orfy), whose post office address is 3 Arlington Drive, Denville, New Jersey 07834 (the Corporate Trustee and the Individual Trustee being hereinafter together sometimes called the Trustees), as Trustees under the Mortgage and Deed of Trust, dated as of May 1, 1940 (hereinafter called the Mortgage), which Mortgage was executed and delivered by the Company to Irving Trust Company (now The Bank of New York) and Frederick G. Herbst to secure the payment of bonds issued or to be issued under and in accordance with the provisions of the Mortgage, reference to which Mortgage is hereby made, this Indenture (hereinafter sometimes called the Sixty-fourth Supplemental Indenture) being supplemental thereto:

         WHEREAS, the Mortgage was recorded in various Counties in the States of North Carolina and South Carolina; and

         WHEREAS, the Mortgage was indexed and cross-indexed in the real and chattel mortgage records in various Counties in the States of North Carolina and South Carolina; and

         WHEREAS, an instrument, dated as of June 25, 1945, was executed by the Company appointing Richard H. West as Individual Trustee in succession to said Frederick G. Herbst (deceased) under the Mortgage, and by Richard H. West accepting said appointment, which instrument was recorded in various Counties in the States of North Carolina and South Carolina; and

         WHEREAS, an instrument, dated as of December 12, 1957, was executed by the Company appointing J.A. Austin as Individual Trustee in succession to said Richard H. West (resigned) under the Mortgage, and by J.A. Austin accepting said appointment, which instrument was recorded in various Counties in the States of North Carolina and South Carolina; and

         WHEREAS, an instrument, dated as of April 15, 1966, was executed by the Company appointing E.J. McCabe as Individual Trustee in succession to said J.A. Austin (resigned) under the Mortgage, and by E.J. McCabe accepting said appointment, which instrument was recorded in various Counties in the States of North Carolina and South Carolina; and

         WHEREAS, by the Seventeenth Supplemental Indenture mentioned below, the Company, among other things, appointed G. White as Individual Trustee in succession to said E.J. McCabe (resigned), and G. White accepted said appointment; and

         WHEREAS, by the Nineteenth Supplemental Indenture mentioned below, the Company, among other things, appointed D.W. May as Individual Trustee in succession to said G. White (resigned), and D.W. May accepted said appointment; and

         WHEREAS, by the Thirty-fifth Supplemental Indenture mentioned below, the Company, among other things, appointed J.A. Vaughan as Individual Trustee in succession to said D.W. May (resigned), and J.A. Vaughan accepted said appointment; and

         WHEREAS, an instrument, dated as of June 27, 1988, was executed by the Company appointing Joseph J. Arney as Individual Trustee in succession to said J.A. Vaughan (resigned) under the Mortgage, and by Joseph J. Arney accepting said appointment, which instrument was recorded in various Counties in the States of North Carolina and South Carolina; and

         WHEREAS, by the Forty-fifth Supplemental Indenture mentioned below, the Company, among other things, appointed Wafaa Orfy as Individual Trustee in succession to said Joseph J. Arney (resigned), and Wafaa Orfy accepted said appointment; and

         WHEREAS, by the Forty-ninth Supplemental Indenture mentioned below, the Company, among other things, appointed W.T. Cunningham as Individual Trustee in succession to said Wafaa Orfy (resigned), and W.T. Cunningham accepted said appointment; and

         WHEREAS, such instruments were indexed and cross-indexed in the real and chattel mortgage records in various Counties in the States of North Carolina and South Carolina; and

         WHEREAS, by the Mortgage, the Company covenanted that it would execute and deliver such supplemental indenture or indentures and such further instruments and do such further acts as might be necessary or proper to carry out more effectually the purposes of the Mortgage and to make subject to the lien of the Mortgage any property thereafter acquired intended to be subject to the lien thereof; and

         WHEREAS, for said purposes, among others, the Company executed and delivered to the Trustees the following supplemental indentures:

    Designation                                     Dated as of
First Supplemental Indenture......................  January 1, 1949
Second Supplemental Indenture.....................  December 1, 1949
Third Supplemental Indenture......................  February 1, 1951
Fourth Supplemental Indenture.....................  October 1, 1952
Fifth Supplemental Indenture......................  March 1, 1958
Sixth Supplemental Indenture......................  April 1, 1960
Seventh Supplemental Indenture....................  November 1, 1961
Eighth Supplemental Indenture.....................  July 1, 1964
Ninth Supplemental Indenture......................  April 1, 1966
Tenth Supplemental Indenture......................  October 1, 1967
Eleventh Supplemental Indenture...................  October 1, 1968
Twelfth Supplemental Indenture....................  January 1, 1970
Thirteenth Supplemental Indenture.................  August 1, 1970
Fourteenth Supplemental Indenture.................  January 1, 1971
Fifteenth Supplemental Indenture..................  October 1, 1971
Sixteenth Supplemental Indenture..................  May 1, 1972
Seventeenth Supplemental Indenture................  May 1, 1973
Eighteenth Supplemental Indenture................   November 1, 1973
Nineteenth Supplemental Indenture................   May 1, 1974
Twentieth Supplemental Indenture.................   December 1, 1974
Twenty-first Supplemental Indenture..............   April 15, 1975
Twenty-second Supplemental Indenture.............   October 1, 1977

                                       3
  Designation                                     Dated as of
Twenty-third Supplemental Indenture..............   June 1, 1978
Twenty-fourth Supplemental Indenture.............   May 15, 1979
Twenty-fifth Supplemental Indenture..............   November 1, 1979
Twenty-sixth Supplemental Indenture..............   November 1, 1979
Twenty-seventh Supplemental Indenture............   April 1, 1980
Twenty-eighth Supplemental Indenture.............   October 1, 1980
Twenty-ninth Supplemental Indenture..............   October 1, 1980
Thirtieth Supplemental Indenture.................   December 1, 1982
Thirty-first Supplemental Indenture..............   March 15, 1983
Thirty-second Supplemental Indenture.............   March 15, 1983
Thirty-third Supplemental Indenture..............   December 1, 1983
Thirty-fourth Supplemental Indenture.............   December 15, 1983
Thirty-fifth Supplemental Indenture..............   April 1, 1984
Thirty-sixth Supplemental Indenture..............   June 1, 1984
Thirty-seventh Supplemental Indenture............   June 1, 1984
Thirty-eighth Supplemental Indenture.............   June 1, 1984
Thirty-ninth Supplemental Indenture..............   April 1, 1985
Fortieth Supplemental Indenture..................   October 1, 1985
Forty-first Supplemental Indenture...............   March 1, 1986
Forty-second Supplemental Indenture..............   July 1, 1986
Forty-third Supplemental Indenture...............   January 1, 1987
Forty-fourth Supplemental Indenture..............   December 1, 1987
Forty-fifth Supplemental Indenture...............   September 1, 1988
Forty-sixth Supplemental Indenture...............   April 1, 1989
Forty-seventh Supplemental Indenture.............   August 1, 1989
Forty-eighth Supplemental Indenture..............   November 15, 1990
Forty-ninth Supplemental Indenture...............   November 15, 1990
Fiftieth Supplemental Indenture..................   February 15, 1991
Fifty-first Supplemental Indenture...............   April 1, 1991
Fifty-second Supplemental Indenture..............   September 15, 1991
Fifty-third Supplemental Indenture...............   January 1, 1992
Fifty-fourth Supplemental Indenture..............   April 15, 1992
Fifty-fifth Supplemental Indenture...............   July 1, 1992
Fifty-sixth Supplemental Indenture...............   October 1, 1992
Fifty-seventh Supplemental Indenture.............   February 1, 1993
Fifty-eighth Supplemental Indenture..............   March 1, 1993
Fifty-ninth Supplemental Indenture...............   July 1, 1993
Sixtieth Supplemental Indenture..................   July 1, 1993
Sixty-first Supplemental Indenture...............   August 15, 1993
Sixty-second Supplemental Indenture..............   January 15, 1994
Sixty-third Supplemental Indenture...............   May 1, 1994

which supplemental indentures were recorded in various Counties in the States of North Carolina and South Carolina, and were indexed and cross-indexed in the real and chattel mortgage or security interest records in various Counties in the States of North Carolina and South Carolina; and

         WHEREAS, the Mortgage and said First through Sixty-Third Supplemental Indentures were recorded in all Counties in the States of North Carolina and South Carolina in which this Sixty-fourth Supplemental Indenture is to be recorded; and

         WHEREAS, in addition to the property described in the Mortgage, as heretofore supplemented, the Company has acquired certain other property, rights and interests in property; and

         WHEREAS, the Company has heretofore issued, in accordance with the provisions of the Mortgage, as supplemented, the following series of First Mortgage Bonds:

                                                  Principal          Principal
                                                    Amount             Amount
         Series                                     Issued           Outstanding

3-3/4% Series due 1965..........................  $ 46,000,000          None
3-1/8% Series due 1979..........................    20,100,000          None
3-1/4% Series due 1979..........................    43,930,000          None
2-7/8% Series due 1981..........................    15,000,000          None
3-1/2% Series due 1982..........................    20,000,000          None
4-1/8% Series due 1988..........................    20,000,000          None
4-7/8% Series due 1990..........................    25,000,000          None
4-1/2% Series due 1991..........................    25,000,000          None
4-1/2% Series due 1994..........................    30,000,000          None
5-1/8% Series due 1996..........................    30,000,000          None
6-3/8% Series due 1997..........................    40,000,000       40,000,000
6-7/8% Series due 1998..........................    40,000,000       40,000,000
8-3/4% Series due 2000..........................    40,000,000          None
8-3/4% Series due August 1, 2000................    50,000,000          None
7-3/8% Series due 2001..........................    65,000,000          None
7-3/4% Series due October 1, 2001...............    70,000,000          None
7-3/4% Series due 2002..........................   100,000,000          None
7-3/4% Series due 2003..........................   100,000,000          None
8-1/8% Series due November 1, 2003..............   100,000,000          None
9-3/4% Series due 2004..........................   125,000,000          None
11-1/8% Series due 1994.........................    50,000,000          None
11% Series due April 15, 1984...................   100,000,000          None
8-1/2% Series due October 1, 2007...............   100,000,000          None
9-1/4% Series due June 1, 2008..................   100,000,000          None
10-1/2% Series due May 15, 2009.................   125,000,000          None
12-1/4% Series due November 1, 2009.............   100,000,000          None
Pollution Control Series A......................    63,000,000          None
14-1/8% Series due April 1, 1987................   125,000,000          None
Pollution Control Series B......................    50,000,000          None
Pollution Control Series C......................     6,000,000          None
11-5/8% Series due December 1, 1992.............   100,000,000          None
Pollution Control Series D......................    48,485,000       48,485,000
Pollution Control Series E......................     5,970,000        5,970,000
12-7/8% Series due December 1, 2013.............   100,000,000          None
Pollution Control Series F......................    34,700,000       34,700,000
13-3/8% Series due April 1, 1994................   100,000,000          None
Pollution Control Series G......................   122,615,000          None
Pollution Control Series H......................    70,000,000          None
Pollution Control Series I......................    70,000,000          None

                                                  Principal          Principal
                                                    Amount             Amount
         Series                                     Issued           Outstanding


Pollution Control Series J......................     6,385,000       $1,795,000
Pollution Control Series K......................    $2,580,000       $2,580,000
Extendible Series due April 1, 1995.............   125,000,000          None
11-3/4% Series due October 1, 2015..............   100,000,000          None
8-7/8% Series due March 1, 2016.................   100,000,000          None
8-1/8% Series due July 1, 1996..................   125,000,000          None
8-1/2% Series due January 1, 2017...............   100,000,000          None
9.174% Series due December 1, 1992..............   100,000,000          None
9% Series due September 1, 1993.................   100,000,000          None
9.60% Series due April 1, 1991..................   100,000,000          None
Secured Medium-Term Notes, Series A.............   200,000,000          None
8-1/8% Series due November 15, 1993.............   100,000,000          None
Secured Medium-Term Notes, Series B.............   100,000,000       50,000,000
8-7/8% Series due February 15, 2021.............   125,000,000          None
9% Series due April 1, 2022.....................   100,000,000          None
8-5/8% Series due September 15, 2021............   100,000,000      100,000,000
5.20% Series due January 1, 1995................   125,000,000          None
7-7/8% Series due April 15, 2004................   150,000,000      150,000,000
8.20% Series due July 1, 2022...................   150,000,000      150,000,000
6-3/4% Series due October 1, 2002...............   100,000,000      100,000,000
6-1/8% Series due February 1, 2000..............   150,000,000      150,000,000
7-1/2% Series due March 1, 2023.................   150,000,000      150,000,000
5-3/8% Series due July 1, 1998..................   100,000,000      100,000,000
Secured Medium-Term Notes, Series C.............   200,000,000      65,000,000
6-7/8% Series due August 15, 2023...............   100,000,000      100,000,000
5-7/8% Series due January 15, 2004..............   150,000,000      150,000,000
Pollution Control Series L......................    72,600,000       72,600,000
Pollution Control Series M......................    50,000,000       50,000,000

which bonds are also hereinafter sometimes called bonds of the First through Sixty-Seventh Series, respectively; and

         WHEREAS, Section 8 of the Mortgage provides that the form of each series of bonds (other than the First Series) issued thereunder and of the coupons to be attached to coupon bonds of such series shall be established by Resolution of the Board of Directors of the Company and that the form of such series, as established by said Board of Directors, shall specify the descriptive title of the bonds and various other terms thereof, and may also contain such provisions not inconsistent with the provisions of the Mortgage as said Board of Directors may, in its discretion, cause to be inserted therein expressing or referring to the terms and conditions upon which such bonds are to be issued and/or secured under the Mortgage; and

         WHEREAS, Section 120 of the Mortgage provides, among other things, that any power, privilege or right expressly or impliedly reserved to or in any way conferred upon the Company by any provision of the Mortgage, whether such power, privilege or right is in any way restricted or is unrestricted, may be in whole or in part waived or surrendered or subjected to any restriction if at the time unrestricted or to additional restriction if already restricted, and the Company may enter into any further covenants, limitations or restrictions for the benefit of any one or more series of bonds issued thereunder, or the Company may cure any ambiguity contained therein, or in any supplemental indenture, or may establish the terms and provisions of any series of bonds other than said First Series, by an instrument in writing executed and acknowledged by the Company in such manner as would be necessary to entitle a conveyance of real estate to record in all of the states in which any property at the time subject to the lien of the Mortgage shall be situated; and

         WHEREAS, the Company now desires to create a new series of bonds and to add to its covenants and agreements contained in the Mortgage, as heretofore supplemented, certain other covenants and agreements to be observed by it and to alter and amend in certain respects the covenants and provisions contained in the Mortgage, as heretofore supplemented; and

         WHEREAS, the execution and delivery by the Company of this Sixty-fourth Supplemental Indenture, and the terms of the bonds of the Sixty-eighth Series, hereinafter referred to, have been duly authorized by the Board of Directors of the Company by appropriate resolutions of said Board of Directors;

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         That the Company, in consideration of the premises and of One Dollar to it duly paid by the Trustees at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and in further evidence of assurance of the estate, title and rights of the Trustees and in order further to secure the payment of both the principal of and interest and premium, if any, on the bonds from time to time issued under the Mortgage, according to their tenor and effect and the performance of all the provisions of the Mortgage (including any instruments supplemental thereto and any modification made as in the Mortgage provided) and of said bonds, hereby grants, bargains, sells, releases, conveys, assigns, transfers, mortgages, pledges, sets over and confirms (subject, however, to Excepted Encumbrances as defined in Section 6 of the Mortgage) unto The Bank of New York and W.T. Cunningham, as Trustees under the Mortgage, and to their successor or successors in said trust, and to said Trustees and their successors and assigns forever, all the following described properties of the Company:

                  All electric generating plants, stations, transmission lines, and electric distribution systems, including permanent improvements, extensions or additions to or about such electrical plants, stations, transmission lines and distribution systems of the Company; all dams, power houses, power sites, buildings, generators, reservoirs, pipe lines, flumes, structures and works; all substations, transformers, switchboards, towers, poles, wires, insulators, and other appliances and equipment, and the Company's rights or interests in the land upon which the same are situated, and all other property, real or personal, forming a part of or appertaining to, or used, occupied or enjoyed in connection with said generating plants, stations, transmission lines, and distribution systems; together with all rights of way, easements, permits, privileges, franchises and rights for or related to the construction, maintenance, or operation thereof, through, over, under or upon any public streets or highways, or the public lands of the United States, or of any State or other lands; and all water appropriations and water rights, permits and privileges; including all property, real, personal, and mixed, acquired by the Company after the date of the execution and delivery of the Mortgage, in addition to property covered by the above-mentioned supplemental indentures (except any herein or in the Mortgage, as heretofore supplemented, expressly excepted), now owned or, subject to the provisions of Section 87 of the Mortgage, hereafter acquired by the Company and wheresoever situated, including (without in anywise limiting or impairing by the enumeration of the same the scope and intent of the foregoing or of any general description contained in this Sixty-fourth Supplemental Indenture) all lands, power sites, flowage rights, water rights, flumes, raceways, dams, rights of way and roads; all steam and power houses, gas plants, street lighting systems, standards and other equipment incidental thereto, telephone, radio and television systems, air-conditioning systems and equipment incidental thereto, water works, steam heat and hot water plants, lines, service and supply systems, bridges, culverts, tracts, ice or refrigeration plants and equipment, street and interurban railway systems, offices, buildings and other structures and the equipment thereof; all machinery, engines, boilers, dynamos, electric and gas machines, regulators, meters, transformers, generators, motors, electrical, gas and mechanical appliances, conduits, cables, water, steam heat, gas or other pipes, gas mains and pipes, service pipes, fittings, valves and connections, pole and transmission lines, wires, cables, tools, implements, apparatus, furniture, chattels and choses in action; all municipal and other franchises, consents or permits; all lines for the transmission and distribution of electric current, gas, steam heat or water for any purpose including poles, wires, cables, pipes, conduits, ducts and all apparatus for use in connection therewith; all real estate, lands, easements, servitudes, licenses, permits, franchises, privileges, rights of way and other rights in or relating to real estate or the occupancy of the same and (except as herein or in the Mortgage, as heretofore supplemented, expressly excepted) all the right, title and interest of the Company in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinbefore or in the Mortgage, as heretofore supplemented, described.

         TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in anywise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 57 of the Mortgage) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

         IT IS HEREBY AGREED by the Company that, subject to the provisions of
Section 87 of the Mortgage, all the property, rights and franchises acquired by the Company after the date hereof (except any herein or in the Mortgage, as heretofore supplemented, expressly excepted) shall be and are as fully granted and conveyed hereby and as fully embraced within the lien hereof and the lien of the Mortgage as if such property, rights and franchises were now owned by the Company and were specifically described herein and conveyed hereby.

         PROVIDED THAT the following are not and are not intended to be now or hereafter granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed hereunder and are hereby expressly excepted from the lien and operation of this Sixty-fourth Supplemental Indenture and from the lien and operation of the Mortgage, namely: (1) cash, shares of stock and obligations (including bonds, notes and other securities) not hereafter specifically pledged, paid, deposited or delivered under the Mortgage or covenanted so to be; (2) merchandise, equipment, materials or supplies held for the purpose of sale in the usual course of business and fuel, oil and similar materials and supplies consumable in the operation of any properties of the Company; rolling stock, buses, motor coaches, vehicles and automobiles; (3) bills, notes and accounts receivable, and all contracts, leases and operating agreements not specifically pledged under the Mortgage, as heretofore supplemented, or this Sixty-fourth Supplemental Indenture or covenanted so to be; (4) electric energy and other materials or products generated, manufactured, produced or purchased by the Company for sale, distribution or use in the ordinary course of its business; and (5) any property and rights heretofore released from the lien of the Mortgage; provided, however, that the property and rights expressly excepted from the lien and operation of the Mortgage and this Sixty-fourth Supplemental Indenture in the above subdivisions (2) and (3) shall (to the extent permitted by law) cease to be so excepted in the event and as of the date that either or both of the Trustees or a receiver or trustee shall enter upon and take possession of the Mortgaged and Pledged Property in the manner provided in Article XII of the Mortgage by reason of the occurrence of a Default as defined in said Article XII.

         TO HAVE AND TO HOLD all such properties, real, personal and mixed, granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company as aforesaid, or intended so to be, unto the Trustees, their successors and assigns forever.

         IN TRUST NEVERTHELESS, for the same purposes and upon the same terms, trusts and conditions and subject to and with the same provisos and covenants as are set forth in the Mortgage, as heretofore supplemented, this Sixty-fourth Supplemental Indenture being supplemental to the Mortgage.

         AND IT IS HEREBY COVENANTED by the Company that all the terms, conditions, provisos, covenants and provisions contained in the Mortgage, as heretofore supplemented, shall affect and apply to the property hereinbefore described and conveyed and to the estate, rights, obligations and duties of the Company and the Trustees and the beneficiaries of the trust with respect to said property, and to the Trustees and their successors as Trustees of said property in the same manner and with the same effect as if the said property had been owned by the Company at the time of the execution of the Mortgage and had been specifically and at length described in and conveyed to the Trustees by the Mortgage as a part of the property therein stated to be conveyed.

         The Company further covenants and agrees to and with the Trustees and their successor or successors in such trust under the Mortgage as follows:

                                   ARTICLE I

                          Sixty-Eighth Series Of Bonds

         SECTION 1. There shall be a series of bonds designated "6.80% Series due August 15, 2007" (herein sometimes referred to as the "Sixty-eighth Series"), each of which shall also bear the descriptive title "First Mortgage Bond", and the form thereof, which shall be established by Resolution of the Board of Directors of the Company, shall contain suitable provisions with respect to the matters hereinafter in this Section specified. Bonds of the Sixty-eighth Series shall be initially issued in the aggregate principal amount of $200,000,000, mature on August 15, 2007, bear interest at the rate of 6.80% per annum, payable from August 15, 1997, if the date of said bonds is prior to February 15, 1998, or, if the date of said bonds is after February 15, 1998, from the February 15 or August 15 next preceding the date of said bonds, and thereafter semi-annually on February 15 and August 15 of each year, be issued as fully registered bonds in the denominations of One Thousand Dollars and, at the option of the Company, in any multiple or multiples of One Thousand Dollars (the exercise of such option to be evidenced by the execution and delivery thereof) and be dated as in Section 10 of the Mortgage provided, the principal of and interest on each said bond to be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts.

         (1) The bonds of the Sixty-eighth Series shall be redeemable at the option of the Company or by the application (either at the option of the Company or pursuant to the requirements of the Mortgage) of cash deposited with the Corporate Trustee pursuant to any of the provisions of Sections 38, 39 or 64 of the Mortgage or with the Proceeds of Released Property in whole at any time, or in part from time to time, prior to maturity, upon notice as provided in Sections 52 and 54 of the Mortgage (given by mail at least 30 days and not more than 90 days prior to the date fixed for redemption (the "Redemption Date")), at a redemption price equal to the greater of (i) 100% of their principal amount or
(ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon from the Redemption Date to the maturity date, computed by discounting such payments, in each case, to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield plus 10 basis points, plus in each case accrued interest on the principal amount thereof to the Redemption Date.

         "Treasury Yield" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

         "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker having a maturity comparable to the remaining term of the bonds of the Sixty-eighth Series that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the bonds of the Sixty-eighth Series. "Independent Investment Banker" means Morgan Stanley & Co. Incorporated or, if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing selected by the Company and appointed by the Corporate Trustee.

         "Comparable Treasury Price" means, with respect to any Redemption Date,
(i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or
(B) if the Company obtains fewer than four Reference Treasury Dealer Quotations, the average of all such Quotations.

         "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Corporate Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Corporate Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such Redemption Date. The Company shall furnish the Corporate Trustee a notice in writing at least five business days and not more than ten business days prior to such Redemption Date of (a) the name of each Reference Treasury Dealer, (b) the Redemption Date, and (c) the third business day preceding the Redemption Date.

         "Reference Treasury Dealer" means each of Morgan Stanley & Co. Incorporated, Chase Securities Inc., Citicorp Securities, Inc., Deutsche Morgan Grenfell Inc., and UBS Securities LLC, and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government Securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

         The Company shall deliver to the Corporate Trustee before any Redemption Date for the bonds of the Sixty-eighth Series its calculation of the redemption price applicable to such redemption. Except with respect to the obligations of the Corporate Trustee expressly set forth in the foregoing definitions of "Comparable Treasury Issue" and "Reference Treasury Dealer Quotations," the Corporate Trustee shall be under no duty to inquire into, may presume the correctness of, and shall be fully protected in acting upon the Company's calculation of any redemption price of the bonds of the Sixty-eighth Series.

         In lieu of stating the redemption price, notices of redemption of the bonds of the Sixty-eighth Series shall state substantially the following: "The redemption price of the bonds to be redeemed shall equal the greater of (i) 100% of the principal amount of such bonds or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon from the Redemption Date to the maturity date, computed by discounting such payments, in each case, to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield (as defined in the Sixty-fourth Supplemental Indenture) plus 10 basis points, plus in each case accrued interest on the principal amount thereof to the Redemption Date.

         Except as provided herein, Article X of the Mortgage, as heretofore supplemented, shall apply to redemptions of bonds of the Sixty-eighth Series.

         SECTION 2. Except as otherwise provided in this Section, the registered owner of all bonds of the Sixty-eighth Series shall be Cede & Co., as nominee of The Depository Trust Company ("DTC"). Payment of interest for any bonds of the Sixty-eighth Series registered in the name of Cede & Co. shall be made by wire transfer to the account of Cede & Co. on the interest payment date for such bonds of the Sixty-eighth Series at the address indicated for Cede & Co. in the registration books of the Company kept by the registrar, anything in the bonds of the Sixty-eighth Series to the contrary notwithstanding.

         The bonds of the Sixty-eighth Series shall initially be issued in the form of one or more fully registered global bonds ("Global Bonds") which will have an aggregate principal amount equal to the bonds of the Sixty-eighth Series represented thereby. Upon initial issuance, the ownership of the bonds of the Sixty-eighth Series shall be registered in the registration books of the Company kept by the registrar in the name of Cede & Co., as nominee of DTC. The Corporate Trustee and the Company may treat DTC (or its nominee) as the sole and exclusive owner of the bonds of the Sixty-eighth Series registered in its name for the purposes of payment of the principal of, premium, if any, or interest on such bonds of the Sixty-eighth Series, giving any notice permitted or required to be given to holders herein, registering the transfer of such bonds of the Sixty-eighth Series, obtaining any consent or other action to be taken by holders and for all other purposes whatsoever; and neither the Trustees nor the Company shall be affected by any notice to the contrary. Neither the Trustees nor the Company shall have any responsibility or obligation to any DTC participant, any person claiming a beneficial ownership interest in bonds of the Sixty-eighth Series registered in the name of Cede & Co. under or through DTC or any DTC participant, or any other person not shown on the registration books of the Company kept by the registrar as being a holder with respect to the accuracy of any records maintained by DTC, Cede & Co., or any DTC participant; the payment by DTC or any DTC participant to any beneficial owner of any amount in respect of the principal of, premium, if any, or interest on the bonds of the Sixty-eighth Series registered in the name of Cede & Co.; the delivery to any DTC participant or any beneficial owner of any notice which is permitted or required to be given to holders herein; the selection by DTC or any DTC participant of any person to receive payment in the event of a partial payment of any bonds of the Sixty-eighth Series registered in the name of Cede & Co.; or any consent given or other action taken by DTC as holder. All principal of, premium, if any, and interest on any bonds of the Sixty-eighth Series registered in the name of Cede & Co., shall be paid only to or upon the order of Cede & Co., as nominee of DTC, and all such payments shall be valid and effective to fully satisfy and discharge the Company's obligations with respect to the principal of, premium, if any, and interest on such bonds of the Sixty-eighth Series to the extent of the sum or sums so paid. Upon delivery by DTC to the Corporate Trustee of written notice to the effect that DTC had determined to substitute a nominee in place of Cede & Co., as registered owner of any bonds of the Sixty-eighth Series, and subject to the provisions herein with respect to record dates, the words "Cede & Co." herein shall refer to such new nominee of DTC with respect to such bonds.

         A Global Bond shall be exchangeable for definitive certificates registered in the names of persons other than DTC or its nominee only if (i) DTC notifies the Company that it is unwilling or unable to continue as a depository for such Global Bond and no successor depository shall have been appointed, or if at any time DTC ceases to be a clearing agency registered to act as such depository or (ii) the Company in its sole discretion determines that such Global Bond shall be so exchangeable. In any such event, the Company shall issue, register the transfer of and exchange definitive certificates as requested by DTC in appropriate amounts and the Company shall be obligated to prepare and deliver, and the Corporate Trustee shall be obligated to authenticate, definitive certificates.

         So long as any bonds of the Sixty-eighth Series are registered in the name of Cede & Co., as nominee of DTC, the Company and the Corporate Trustee are hereby authorized to enter in any arrangements determined necessary or desirable with DTC in order to effectuate this Section 2 and both of them shall act in accordance with the Mortgage, as heretofore supplemented, and any such arrangements. Without limiting the generality of the foregoing, any such arrangements may alter the manner of effecting delivery of bonds of the Sixty-eighth Series, the transfer of funds for the payment of the bonds of the Sixty-eighth Series, and the delivery of notices to DTC.

         In connection with any notice or other communication to be provided to holders by the Company or the Corporate Trustee with respect to any consent or other action to be taken by holders, so long as any bonds of the Sixty-eighth Series are registered in the name of Cede & Co., as nominee of DTC, the Company shall establish a record date for such consent or other action and give DTC notice of such record date not less than 15 calendar days in advance of such record date. If a record date is fixed, those persons who were holders at such record date (or their duly designated proxies), and only those persons, shall be entitled in consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such persons continue to be holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

         SECTION 3. At the option of the registered owner, any bonds of the Sixty-eighth Series, upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City of New York, shall be exchangeable for a like aggregate principal amount of bonds of the same series of other authorized denominations. The bonds of the Sixty-eighth Series may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or with the rules or regulations of any stock exchange or to conform to usage or agreement with respect thereto.

         Bonds of the Sixty-eighth Series shall be transferable upon the surrender thereof for cancellation, together with a written instrument of transfer in form approved by the registrar duly executed by the registered owner or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York.

         Upon any exchange or transfer of bonds of the Sixty-eighth Series, the Company may make a charge therefor sufficient to reimburse it for any tax or taxes or other governmental charge required to be paid by the Company, as provided in Section 12 of the Mortgage, but the Company hereby waives any right to make a charge in addition thereto for any exchange or transfer of bonds of said Series.

                                   ARTICLE II

                                DIVIDEND COVENANT

         SECTION 4. The Company covenants and agrees that, so long as any of the bonds of the Sixty-eighth Series remain Outstanding, the Company will not declare or pay any dividends upon its common stock (other than dividends in common stock) or make any other distributions on its common stock or purchase or otherwise retire any shares of its common stock, unless immediately after such declaration, payment, purchase, retirement or distribution (hereinafter in this Section referred to as "Restricted Payments"), and giving effect thereto, the amount arrived at by adding

                  (a) the aggregate amount of all such Restricted Payments (other than the dividend of fifty cents ($.50) per share declared on December 8, 1948 and paid on February 1, 1949 to holders of Common Stock) made by the Company during the period from December 31, 1948, to and including the effective date of the Restricted Payment in respect of which the determination is being made, plus

                  (b) an amount equal to the aggregate amount of cumulative dividends for such period (whether or not paid) on all preferred stock of the Company from time to time outstanding during such period, at the rate or rates borne by such preferred stock, plus

                  (c) an amount equal to the amount, if any, by which fifteen per centum (15%) of the Gross Operating Revenues of the Company for such period shall exceed the aggregate amount during such period expended and/or accrued on its books for maintenance and/or appropriated on its books out of income for property retirement, in each case in respect of the Mortgaged and Pledged Property and/or automotive equipment used primarily in the electric utility business of the Company (but excluding any provisions for amortization of any amounts included in utility plant acquisition adjustment accounts or utility plant adjustment accounts), will not exceed the amount of the aggregate net income of the Company for said period available for dividends (computed and ascertained in accordance with sound accounting practice, on a cumulative basis, including the making of proper deductions for any deficits occurring during any part of such period), plus $3,000,000.

         The Company further covenants and agrees that not later than May 1 of each year beginning with the year 1998 it will furnish to the Corporate Trustee a Treasurer's Certificate stating whether or not the Company has fully observed the restrictions imposed upon it by the covenant contained in this Section 4.

                                   ARTICLE III

               CERTAIN PROVISIONS WITH RESPECT TO FUTURE ADVANCES

         SECTION 5. Upon the filing of this Sixty-fourth Supplemental Indenture for record in all counties in which the Mortgaged and Pledged Property is located, and until a further indenture or indentures supplemental to the Mortgage shall be executed and delivered by the Company to the Trustees pursuant to authorization by the Board of Directors of the Company and filed for record in all counties in which the Mortgaged and Pledged Property is located further increasing or decreasing the amount of future advances which may be secured by the Mortgage, as supplemented, the Mortgage, as supplemented, may secure future advances and other indebtedness and sums not to exceed in the aggregate $750,000,000, in addition to $1,761,130,000 in aggregate principal amount of bonds to be Outstanding at the time of such filing, and all such advances and other indebtedness and sums shall be secured by the Mortgage, as supplemented, equally, to the same extent and with the same priority, as the amount originally advanced on the security of the Mortgage, namely, $46,000,000, and such advances and other indebtedness and sums may be made or become owing and may be repaid and again made or become owing and the amount so stated shall be considered only as the total amount of such advances and other indebtedness and sums as may be outstanding at one time.

                                            ARTICLE IV

                                     MISCELLANEOUS PROVISIONS

         SECTION 6. Subject to the amendments provided for in this Sixty-fourth Supplemental Indenture, the terms defined in the Mortgage, as heretofore supplemented, shall, for all purposes of this Sixty-fourth Supplemental Indenture, have the meanings specified in the Mortgage, as heretofore supplemented.

         SECTION 7. The provisions of the third and fourth paragraphs of Section 64 of the Mortgage with reference to the bonds of the First Series (therein called "1965 Series") shall also be deemed to apply separately to the bonds of the Sixty-eighth Series to the same extent as if such paragraphs had been repeated in said Section 64 with the words "Sixty-eighth Series" substituted therein wherever the figure and word "1965 Series" occur.

         SECTION 8. The Trustees hereby accept the trusts herein declared, provided, created or supplemented and agree to perform the same upon the terms and conditions herein and in the Mortgage, as heretofore supplemented, set forth and upon the following terms and conditions:

         The Trustees shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Sixty-fourth Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. In general each and every term and condition contained in Article XVI of the Mortgage shall apply to and form part of this Sixty-fourth Supplemental Indenture with the same force and effect as if the same were herein set forth in full with such omissions, variations and insertions, if any, as may be appropriate to make the same conform to the provisions of this Sixty-fourth Supplemental Indenture.

         SECTION 9. Subject to the provisions of Article XV and Article XVI of the Mortgage, whenever in this Sixty-fourth Supplemental Indenture either of the parties hereto is named or referred to, this shall be deemed to include the successors or assigns of such party, and all the covenants and agreements in this Sixty-fourth Supplemental Indenture contained by or on behalf of the Company or by or on behalf of the Trustees shall bind and inure to the benefit of the respective successors and assigns of such parties whether so expressed or not.

         SECTION 10. Nothing in this Sixty-fourth Supplemental Indenture, expressed or implied, is intended, or shall be construed, to confer upon, or to give to, any person, firm or corporation, other than the parties hereto and the holders of the Outstanding bonds and coupons, any right, remedy or claim under or by reason of this Sixty-fourth Supplemental Indenture or any covenant, condition, stipulation, promise or agreement hereof, and all the covenants, conditions, stipulations, promises and agreements in this Sixty-fourth Supplemental Indenture contained by or on behalf of the Company shall be for the sole and exclusive benefit of the parties hereto, and of the holders of the Outstanding bonds and coupons.

         SECTION 11. This Sixty-fourth Supplemental Indenture shall be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, Carolina Power & Light Company has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by its President or one of its Vice Presidents or its Treasurer and its corporate seal to be attested by its Secretary or one of its Assistant Secretaries, and The Bank of New York has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by one of its Vice Presidents or Assistant Vice Presidents, and its corporate seal to be attested by one of its Assistant Vice Presidents or Assistant Secretaries and W.T. Cunningham has hereunto set his hand and affixed his seal, all as of the day and year first above written.

                                   CAROLINA POWER & LIGHT COMPANY


                                   By  /s/ MARK F. MULHERN
                                   ----------------------------------
                                          Mark F. Mulhern,
                                      Vice President and Treasurer

Attest:

/s/ PATRICIA KORNEGAY-TIMMONS
---------------------------------
Patricia Kornegay-Timmons,
    Assistant Secretary

Executed, sealed and delivered by
 CAROLINA POWER & LIGHT COMPANY
 in the presence of:

/s/ INDIRA S. MOSES
-------------------------
    Indira S. Moses

/s/ EDIE S. MCCREA
----------------------------.
    Edie S. McCrea

                                    THE BANK OF NEW YORK, as Trustee




                                    By /s/ MARY JANE MORRISSEY
                                     ---------------------------------------
                                      Mary Jane Morrissey, Vice President


ATTEST:

/s/    LOUIS J. HACK
-----------------------------------
  Louis J. Hack, Assistant Secretary


                                          /s/ W.T. CUNNINGHAM
                                     ------------------------------.   (L.S.)
                                          W.T. Cunningham



Executed, sealed and delivered
 by THE BANK OF NEW YORK and
 W.T. CUNNINGHAM in the presence of:


 /s/ MICHELE RUSSO
--------------------------
      Michele Russo

/s/ STACEY POINDEXTER
--------------------------
   Stacey Poindexter

STATE OF NORTH CAROLINA                  )
                                         )  SS.:
COUNTY OF WAKE                           )

         This 22nd day of August, A.D. 1997, personally came before me, Donna M. Cassada, a Notary Public in and for the County aforesaid, MARK F. MULHERN, who, being by me duly sworn, says that he is the Vice President and Treasurer of CAROLINA POWER & LIGHT COMPANY, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said company, and that said writing was signed and sealed by him in behalf of said corporation by its authority duly given. And the said MARK F. MULHERN acknowledged the said writing to be the act and deed of said corporation.

         On the 22nd day of August, in the year of 1997, before me personally came MARK F. MULHERN, to me known, who, being by me duly sworn, did depose and say that he resides at 109 Deer Valley Drive, Apex, North Carolina 27502, State of North Carolina; that he is the Vice President and Treasurer of CAROLINA POWER & LIGHT COMPANY, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                        /s/ DONNA M. CASSADA
[SEAL GOES HERE]                    ----------------------------
                                             Donna M. Cassada
                                  NOTARY PUBLIC, State of North Carolina
                                                Wake County
                                 My Commission Expires:  November 16, 1997

STATE OF NORTH CAROLINA                  )
                                         )  SS.:
COUNTY OF WAKE                           )

         Personally appeared before me Indira S. Moses, who being duly sworn, says that she saw the corporate seal of CAROLINA POWER & LIGHT COMPANY affixed to the above written instrument, and that she also saw MARK F. MULHERN, the Treasurer, with PATRICIA KORNEGAY-TIMMONS, an Assistant Secretary, of said CAROLINA POWER & LIGHT COMPANY, sign and attest the same, and that she, deponent, with Edie S. McCrea, witnessed the execution and delivery thereof as the act and deed of said CAROLINA POWER & LIGHT COMPANY.

                                                          /s/ INDIRA S. MOSES
                                                         -----------------------
                                                             Indira S. Moses
Sworn to before me this
22nd day of August, 1997

             /s/ DONNA M. CASSADA
------------------------------------------
              Donna M. Cassada
   NOTARY PUBLIC, State of North Carolina        [SEAL GOES HERE]
                 Wake County
  My Commission Expires:  November 16, 1997

STATE OF NEW YORK                )
                                 ) SS.:
COUNTY OF NEW YORK               )

         This 21st day of August, A.D. 1997, personally came before me, William
J. Cassels, a Notary Public in and for the County aforesaid, MARY JANE MORRISSEY, who, being by me duly sworn, says that she is a Vice President of THE BANK OF NEW YORK, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said company, and that said writing was signed and sealed by her in behalf of said corporation by its authority duly given. And the said MARY JANE MORRISSEY acknowledged the said writing to be the act and deed of said corporation.

         On the 21st day of August, in the year 1997, before me personally came MARY JANE MORRISSEY, to me known, who, being by me duly sworn, did depose and say that she resides in Shark River Hills, New Jersey, that she is a Vice President of THE BANK OF NEW YORK, one of the corporations described in and which executed the above instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that she signed her name thereto by like order.

         I, William J. Cassels, a Notary Public in and for the County aforesaid, do hereby certify that W.T. CUNNINGHAM personally appeared before me this day and acknowledged the due execution by him as successor Individual Trustee of the foregoing instrument.

         On the 21st day of August, 1997, before me personally came W.T. CUNNINGHAM, to me known to be the person described in and who executed the foregoing instrument and acknowledged that he, as successor Individual Trustee, executed the same.

         WITNESS my hand and official seal this 21st day of August, 1997.


                                               /s/ WILLIAM J. CASSELS
                                              ------------------------------
                                                     William J. Cassels
                                              NOTARY PUBLIC, State of New York
                                                       No. 010A5027729
                                                  Qualified in Bronx County
                                            Certificate filed in New York County
                                               Commission Expires May 18, 1998

STATE OF NEW YORK                )
                                 ) SS.:
COUNTY OF NEW YORK               )

         Personally appeared before me MICHELE RUSSO, who, being duly sworn, says that she saw the corporate seal of THE BANK OF NEW YORK affixed to the above written instrument and that she also saw MARY JANE MORRISSEY, a Vice President, with Louis J. Hack, an Assistant Secretary of said THE BANK OF NEW YORK, sign and attest the same, and that she, deponent, with STACEY POINDEXTER, witnessed the execution and delivery thereof as the act and deed of said THE BANK OF NEW YORK.

         Personally appeared before me MICHELE RUSSO, who, being duly sworn, says that she saw the within named W.T. CUNNINGHAM, as successor Individual Trustee, sign, seal and as his act and deed deliver the foregoing instrument for the purposes therein mentioned, and that she, deponent, with STACEY POINDEXTER, witnessed the execution thereof.


                                                         /S/ MICHELE RUSSO
                                                    ----------------------------
                                                           Michele Russo




Sworn to before me this
21st day of August, 1997
         /S/ WILLIAM J. CASSELS
-----------------------------------------
           William J. Cassels
    NOTARY PUBLIC, State of New York
             No. 010A5027729
        Qualified in Bronx County
  Certificate filed in New York County
     Commission Expires May 18, 1998

                                                                      EXHIBIT 12

                         CAROLINA POWER & LIGHT COMPANY

             COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES AND
                          PREFERRED DIVIDENDS COMBINED
                     AND RATIO OF EARNINGS TO FIXED CHARGES



                                                                                      Twelve Months Ended
                                                       -----------------------------------------------------------------------
                                                       June 30,                            December 31,
                                                         1997       1996          1995          1994         1993       1992
                                                       (Unaudited)
                                                                                     (Thousands of Dollars)

Earnings, as defined:
  Net income ....................................... $ 346,826    $ 391,277    $ 372,604    $ 313,167    $ 346,496    $ 379,635
  Fixed charges, as below ..........................   195,797      204,593      226,833      213,821      237,098      253,215
  Income taxes, as below ...........................   189,758      247,405      232,046      180,518      181,653      211,717
                                                     ---------     --------     --------    ---------    ---------     --------
    Total earnings, as defined ..................... $ 732,381    $ 843,275    $ 831,483    $ 707,506    $ 765,247    $ 844,567
                                                     =========    =========    =========    =========    =========    =========

Fixed Charges, as defined:
  Interest on long-term debt ....................... $ 165,740    $ 172,622    $ 187,397    $ 183,891    $ 205,182    $ 223,158
  Other interest ...................................    17,567       19,155       25,896       16,119       16,419       15,717
  Imputed interest factor in rentals-charged
    principally to operating expenses ..............    12,490       12,816       13,540       13,811       15,497       14,340
                                                     ---------    ---------    ---------    ---------    ---------    ---------
    Total fixed charges, as defined ................ $ 195,797    $ 204,593    $ 226,833    $ 213,821    $ 237,098    $ 253,215
                                                     =========    =========    =========    =========    =========    =========

Earnings Before Income Taxes ....................... $ 536,584    $ 638,682    $ 604,650    $ 493,685    $ 528,149    $ 591,352
                                                     =========    =========    =========    =========    =========    =========


Ratio of Earnings Before Income Taxes to Net
   Income ..........................................      1.55         1.63         1.62         1.58         1.52         1.56

Income Taxes:
  Included in operating expenses ................... $ 208,124    $ 269,477    $ 258,927      198,238    $ 189,535    $ 210,266
  Included in other income:
    Income tax expense (credit) ....................   (10,141)     (13,847)     (18,541)      (9,425)         392        5,885
    Harris Plant carrying costs ....................      --           --           --           --           --          1,969
    Other income, net ..............................      --           --           --           --           --             58
  Included in AFUDC - borrowed funds ...............      --           --           --           --           --          2,060
  Included in AFUDC - deferred taxes in nuclear
    fuel amortization and book depreciation ........    (8,225)      (8,225)      (8,340)      (8,295)      (8,274)      (8,521)
                                                     ----------    ---------    ---------    ---------    ---------    ---------
    Total income taxes ............................. $ 189,758    $ 247,405    $ 232,046    $ 180,518    $ 181,653    $ 211,717
                                                     =========    =========    =========    =========    =========    =========

Fixed Charges and Preferred Dividends Combined:
  Preferred dividend requirements .................. $   7,948    $   9,609    $   9,609    $   9,609    $   9,609    $  14,798
  Portion deductible for income tax purposes .......      (312)        (312)        (312)        (312)        (312)        (321)
                                                     ---------    ---------    ---------    ---------    ---------    ---------
  Preferred dividend requirements not deductible ... $   7,636    $   9,297        $9,29    $   9,297    $   9,297    $  14,477
                                                     =========    =========    =========    =========    =========    =========

  Preferred dividend factor:
    Preferred dividends not deductible times ratio of
      earnings before income taxes to net income ... $  11,836    $  15,154    $  15,061    $  14,689    $  14,131    $  22,584
    Preferred dividends deductible for income taxes        312          312          312          312          312          321
    Fixed charges, as above ........................   195,797      204,593      226,833      213,821      237,098      253,215
                                                     ---------    ---------    ---------    ---------    ---------    ---------
      Total fixed charges and preferred dividends
       combined .................................... $ 207,945    $ 220,059    $ 242,206    $ 228,822    $.251,541    $ 276,120
                                                     =========    =========    =========    =========    =========    =========

Ratio of Earnings to Fixed Charges and Preferred
  Dividends Combined ...............................      3.52         3.83         3.43         3.09         3.04         3.06

Ratio of Earnings to Fixed Charges .................      3.74         4.12         3.67         3.31         3.23         3.34